NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Large Cap Growth Fund

Supplement dated June 12, 2015
to the Summary Prospectus dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 10, 2015, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide HighMark Large Cap Growth Fund (“Large Cap Growth Fund”) and the Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity Fund”), each a series of the Trust, pursuant to which the Large Cap Growth Fund would be merged into the Large Cap Core Equity Fund (“Merger”).  Shareholders of the Large Cap Growth Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the Large Cap Core Equity Fund will be provided in an information statement that will be delivered to the Large Cap Growth Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE